Nasdaq: HMST 4th Quarter 2022 January 27, 2023

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such as “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, share repurchase plans, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and key drivers guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent quarterly reports on Forms 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our customers; the continued impact of COVID-19 on our business, employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment have and may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of our primary subsidiaries, Bank and Capital, through which substantially all of our operations are carried out; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived or interpreted differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third- party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; our ability to attract and retain key members of our senior management team; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation, investigations or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital or other strategic actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and the consummation of our transaction to purchase three branches in southern California. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiaries, HomeStreet Bank (the "Bank") and HomeStreet Capital Corporation ("Capital"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $8.5 million, or $0.45 per share • ROAE of 6.0%, ROATE of 6.4%(1) and ROAA of 0.36% • Efficiency ratio of 76.2%(1) • Net interest margin of 2.53% • Net interest income decreased by 12% in the quarter • Loans held for investment increased by $209 million or 3% in the quarter • Yield on loans 4.32% during 2022 fourth quarter • Cost of deposits of 1.61% on December 31, 2022 • Total deposits increased by $842 million • Provision for credit losses of $3.8 million • Nonperforming assets to total assets 0.13% • Book value per share of $30.01 and tangible book value per share of $28.41(1) on December 31, 2022 Other Results • Declared and paid a quarterly cash dividend of $0.35 per share Recent Developments • Purchase of approximately $450 million in deposits and three retail branches in southern California is scheduled to close in the first quarter of 2023 HomeStreet’s results reflect the challenges of rising interest rates, market competition for interest rate sensitive deposits and seasonally low lending activity (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 55 bank branches • Total assets $9.4 billion Nasdaq: HMST

Tops in the nation in 2022 – Our recent awards p. 4 “Best Small Bank” in Washington State by Newsweek Ranked #8 among all U.S. Banks and #6 in the $5-50 billion in assets category by Bank Director

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (55) Primary stand-alone insurance office (1) Primary stand-alone lending centers (4) Pending agreement to purchase branches(3)HomeStreet p. 5 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

The content Operational Metrics: Net Promoter Score  We are pleased to announce that we achieved a Net Promoter Score (NPS) of 44 in 2021– exceeding the bank industry benchmark for the sixth consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 26,000 checking customers and received more than 1,400 survey responses.  Our net promoter score is a testament to our ongoing commitment to enrich the financial lives of families and businesses in the communities we serve and great recognition for our frontline employees and support staff, who consistently go above and beyond to deliver exceptional customer service – even when tested in the heart of a global pandemic. (1) Source of Bank Industry NPS is xminstitute.com 37 50 56 60 53 44 2016 2017 2018 2019 2020 2021 NPS Bank Industry NPS 48 44 30 13 3 3 3 -1 -12 -24 Industry NPS Benchmarks WaFd Bank HomeStreet Bank Average Banner Bank Columbia Bank KeyBank US Bank Chase Wells Fargo Bank of America

p. 7 Strategy • Refunding strategy to replace borrowings with promotional CDs and money market products • Long term strategy to replace with organic growth and acquisitions • Demonstrated ability to attract deposits at interest rates meaningfully below wholesale borrowing rates • Hedge borrowings to mitigate risk of continued increases in interest rates Current loan production strategy • Substantially reduced production levels in 2023 • Primarily variable rate loan production • Hybrid and fixed rate production to begin ramping when rates stabilize Rising Interest Rate Environment

$57.1 $54.5 $60.1 $63.0 $55.73.34% 3.29% 3.27% 3.00% 2.53% 50 52 54 56 58 60 62 64 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 8 $ Millions • Higher funding costs: • Rising interest rates • Increased competition • Runoff of low-cost deposits • Use of promotional rate deposit products and brokered deposits • Increasing yields on loans • Increasing yields on securities

$6.84 $6.79 $7.45 $8.44 $8.89 3.57% 3.55% 3.68% 3.95% 4.24% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 4Q21 1Q22 2Q22 3Q22 4Q22 Investment Securities Loans Average Yield Interest-Earning Assets p. 9 Average Balances $ Billions Average Rate Percent

$4.74 $4.78 $5.55 $6.61 $7.17 0.33% 0.38% 0.55% 1.22% 2.12% 0.15% 0.16% 0.24% 0.71% 1.61% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q21 1Q22 2Q22 3Q22 4Q22 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 10 $ Billions Average Rate Percent

26% 26% 27% 23% 19% 59% 59% 57% 51% 42% 15% 15% 16% 26% 39% $- $1 $2 $3 $4 $5 $6 $7 4Q21 1Q22 2Q22 3Q22 4Q22 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 11 $6.15 $6.27 $6.18 $6.61 $7.45 Period End Balances $ Billions

$28.6 $15.6 $13.0 $13.3 $9.7 $0 $10 $20 $30 $40 4Q21 1Q22 2Q22 3Q22 4Q22 Net Gain on Single Family Loan Sales Net Gain on Commercial & CRE Loan Sales Loan Servicing Income Deposit Fees Other Gain on sale of branches Noninterest Income p. 12 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

512 393 377 268 226 139 88 41 624 563 414 361 239 173 110 525.12% 4.03% 3.78% 3.94% 2.73% 2.84% 2.03% 2.84% 0% 2% 4% 6% 8% 10% 12% 0 100 200 300 400 500 600 700 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 13 12% 10% 6% 3% 5% 0% 10% 20% 30% 40% 4Q21 1Q22 2Q22 3Q22 4Q22 Single Family Mortgage Banking as a % of Total Revenues

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 14

$54.0 $54.5 $50.6 $49.9 $50.4 970 962 956 935 913 $0 $10 $20 $30 $40 $50 $60 $70 4Q21 1Q22 2Q22 3Q22 4Q22 General, Administrative and Other Information services Occupancy Compensation & Benefits FTE Noninterest Expense p. 15 $ Millions

C&I (1) 11% CRE Perm Nonowner 9% Multifamily 54% Construction All Types 8% Home Equity & Other 5% Single Family 13% Loan Portfolio p. 16 A highly diversified loan portfolio by product and geography. Multifamily 78% Industrial 5% Office 8% Retail 6% Other 3% Permanent CRE by Property Type: $5.1 Billion (1) Custom Home Construction 26% Multifamily Construction 15% CRE 2% Residential Construction 42% Land & Lots 15% Construction by Property Type: $628 Million Loan Composition: $7.4 Billion (1) - Includes owner occupied CRE

# Permanent Commercial Real Estate Lending Overview

HomeStreet

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

## Geographical Distribution (Balances)



6%
3%
46%
15%
8%
22%
Multifamily
8%
14%
44%
28%
4%
2%
Industrial / Warehouse
13%
16%
13%
48%
4%
6%
Office
2%
19%
39%
7%
9%
24%
Retail
12%
5% 5%
1%
77%
Other

## Loan Characteristics

**Multifamily**

- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 61%

**Industrial / Warehouse**

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

**Office**

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 65%

**Retail**

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 56%

**Other**

- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

## 12/31/22 Balances Outstanding Totaling $5.1 Billion

**Multifamily**

- Balance: $4.0B
- % of Balances: 78%
- Portfolio Avg. LTV ~ 58%(1)
- Portfolio Avg. DSCR ~ 1.32x
- Avg. Loan Size: $5.3M
- Largest Dollar Loan: $48.0M

**Industrial / Warehouse**

- Balance: $232M
- % of Balances: 5%
- % Owner Occupied: 51%
- Portfolio LTV ~ 52%(1)
- Portfolio Avg. DSCR ~ 1.63x
- Avg. Loan Size: $2.4M
- Largest Dollar Loan: $21.3M

**Office**

- Balance: $377M
- % of Balances: 8%
- % Owner Occupied: 31%
- Portfolio LTV ~ 57%(1)
- Portfolio Avg. DSCR ~ 1.70x
- Avg. Loan Size: $2.5M
- Largest Dollar Loan: $23.4M

**Retail**

- Balance: $321M
- % of Balances: 6%
- % Owner Occupied: 20%
- Portfolio LTV ~ 49%(1)
- Portfolio Avg. DSCR ~ 1.64x
- Avg. Loan Size: $2.9M
- Largest Dollar Loan: $15.7M

**Other**

- Balance: $173M
- % of Balances: 3%
- % of Owner Occupied: 84%
- Portfolio LTV ~ 39%(1)
- Portfolio Avg. DSCR ~ 2.02x
- Avg. Loan Size: $3.8M
- Largest Dollar Loan: $24.1M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($82.6 million), Hotels ($29.1 million), and Churches ($13.4 million).**

(1) Property values as of origination date.

p. 17

# Construction Lending Overview

HomeStreet

## Geographical Distribution (Balances)



Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO
4%
2%
2%
28%
5%
5%
54%
Custom Home Construction
28%
38%
10%
24%
Multifamily
2%
98%
CRE
15%
21%
8%
4%
14%
4%
5%
29%
Residential Construction
18%
30%
8%
3%
9%
5%
27%
Land and Lots

## Loan Characteristics

**Custom Home Construction**

- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

**Multifamily**

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 35%
- Liquidity and DSC covenants

**CRE**

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~22%
- Liquidity and DSC covenants

**Residential Construction**

- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 69%

**Land and Lots**

- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 65%

## 12/31/22 Balances Outstanding Totaling $628 Million

**Custom Home Construction**

- Balance: $160M
- Unfunded Commitments: $143M
- % of Balances: 26%
- % of Unfunded Commitments: 27%
- Avg. Loan Size: $581K
- Largest Dollar Loan: $2.0M

**Multifamily**

- Balance: $95M
- Unfunded Commitments: $151M
- % of Balances: 15%
- % of Unfunded Commitments: 29%
- Avg. Loan Size: $6.3M
- Largest Dollar Loan: $14.1M

**CRE**

- Balance: $15M
- Unfunded Commitments: $2M
- % of Balances: 2%
- % of Unfunded Commitments: 1%
- Avg. Loan Size: $7.3M
- Largest Dollar Loan: $14.3M

**Residential Construction**

- Balance: $262M
- Unfunded Commitments: $206M
- % of Balances: 42%
- % of Unfunded Commitments: 39%
- Avg. Loan Size: $572K
- Largest Dollar Loan: $12.6M

**Land and Lots**

- Balance: $96M
- Unfunded Commitments: $22M
- % of Balances: 15%
- % of Unfunded Commitments: 4%
- Avg. Loan Size: $995K
- Largest Dollar Loan: $6.4M

**Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types.**

p. 18

Single Family Lending p. 19 12/31/2022 Balances Outstanding • Average Term Remaining: 303 Months • Portfolio LTV : 66.86% • DTI Initial: 31.14% • Avg. Loan Size: $503.3K • Largest Dollar Loan: $4.15M • Average Rate: 3.92% • Avg. Loan Size: $67.4K • Largest Dollar Loan: $1M • Average FICO: 767 • Portfolio CLTV: 65.31% • Average Rate: 7.98% 33% 16% 21% 4% 2% 5% 15% 2% 2% Single Family Geographical Distribution (Balances) Single Family First Liens 31% 18% 8%7%3% 2% 28% 1% 2% Home Equity Line of Credit Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Idaho Other: AZ, CO HELOC Geographical Distribution (Balances) HELOC Loan CharacteristicsSingle family Loan Characteristics 12/31/2022 Balances Outstanding • Balance: $1B • $98.8M Gov’t Guaranteed • $283.4M Conventional Fixed Rate • $627.4M Conventional Variable Rate • Balance: $343.84M • Available line: $525.3M

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of Dec. 31, 2022 p. 20 24% 15% 14% 13% 6% 5% 5% 4% 4% 10% Health Care and Social Assistance Finance and Insurance Wholesale Trade Manufacturing Professional, Scientific and Technical Services Construction Agriculture, Forestry, Fishing & Hunting Retail Trade Real Estate and Rental and Leasing All Other $359.7M

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments The expectations being provided below are subject to substantial uncertainty due to potential changes in macroeconomic conditions including the timing of any future Fed Funds target rate increases and ending high point. Loans Held for Investment Slightly increasing • Lower production levels due to uncertainty regarding economy and interest rates, projected growth in 2023: < 5% Average Deposits Increasing • Continuing runoff of deposits • Growth in consumer and business customers • Promotional products implemented • Planned acquisition in Q1 2023 Net Interest Margin Decreasing, with first quarter trough • Expectation of further Fed rate increases • High levels of wholesale funding • Impact on funding costs of Fed rate increases • Current loan production at higher rates Noninterest Income Increasing • Slow recovery in Single Family Mortgage Banking originations • Increase in single family mortgage banking • Consistent servicing income and deposit fees Noninterest Expense Increasing • Maintain noninterest expense at current levels except: • Seasonal increases in compensation and benefits expected in Q1 2023 • Costs associated with expected increase in single family mortgage banking p. 22 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. Please refer to our cautionary notes on forward looking statements at the beginning of this presentation.

[HomeStreet]

# ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES

We are committed to our employees, to our communities, and to responsible banking practices.

| | |
|---|---|
| **Overall** | • **Nominating and Governance Committee oversees the Company's ESG programs, policies and practices and may recommend the Board of Directors make changes to the Company's ESG strategy.**<br>• **In 2022, the company established an ESG Management Steering Committee comprised of senior management and included ESG as part of our strategic plan.**<br>• **In 2022, we adopted a Company-wide ESG Policy.**<br>• **Currently evaluating disclosure frameworks across all ESG topics.**<br>• **Conducted initial ESG priorities assessment to execute our ESG Program.**<br>• **Expect to publish inaugural ESG Report in Q1 2023.** |
| Environment and Sustainability | • Evaluating disclosure frameworks against which to measure and risk manage our ESG Program priorities.<br>• Evaluating disclosure controls and procedures for ESG disclosures.<br>• Conducting proposed SEC climate rule readiness assessment.<br>• Monitoring SEC proposed ESG rules, including on our climate disclosures. |
| Social Responsibility and Human Capital | • Focusing on the safety, health and wellness of our employees through the COVID-19 pandemic.<br>• Focusing on our Diversity, Equity and Inclusion Program, recently established an employee advisory group and designed Employee Resource Groups along with an Employee Mentorship program. Working with training partner to develop DE&I-related training for employees.<br>• Continued remote work for many workers and continue to provide paid parking for employees at home office who are not yet comfortable returning to the workplace using public transportation.<br>• Expanding focus around succession planning to support opportunities to promote diverse talent.<br>• In 2022, we provided 2,200 hours of paid Community Service time-off for employees to volunteer in their community.<br>• Donated $808,000 in 2022 to local non-profit organizations, and our employees recorded over 7,000 hours of volunteer time, including teaching financial education to 775 participants.<br>• In 2022, we provided 40 Volunteer Grants on behalf of employees who serve as long-term volunteers with a non-profit organization. |
| Governance | • Oversight by an engaged Board of Directors who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, the shareholders, employees and communities where we operate.<br>• Created a Diversity, Equity and Inclusion Director position in 2021 to aid in developing initiatives to help grow company-wide engagement in these areas and to continue to enhance local and regional opportunities.<br>• Maintain effective governance practices including Principles of Corporate Governance, Committee Charters, Stock Ownership Guidelines, a Code of Ethics, a Whistleblower Policy and other policies. |

p. 23

Appendix

Results of Operations Quarter Ended $ Thousands, Except Per Share Data Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Net Interest Income $55,687 $63,018 $60,056 $54,546 $57,084 Provision for Credit Losses 3,798 - - (9,000) (6,000) Noninterest Income 9,677 13,322 13,013 15,558 28,620 Noninterest Expense 50,420 49,889 50,637 54,473 53,971 Income Before Income Tax 11,146 26,451 22,432 24,631 37,733 Total 8,501 20,367 17,721 19,951 29,432 Income per Share – Diluted $0.45 $1.08 $0.94 $1.01 $1.43 ROAA 0.36% 0.91% 0.89% 1.10% 1.59% ROAE 6.0% 13.4% 11.8% 11.6% 16.1% ROATE(1) 6.4% 14.2% 12.6% 12.2% 17.0% Net Interest Margin 2.53% 3.00% 3.27% 3.29% 3.34% Efficiency Ratio (1) 76.2% 68.4% 68.5% 77.0% 62.2% Full-Time-Equivalent Employees 913 935 956 962 970 Tier 1 Leverage Ratio (Bank) 8.63% 9.15% 9.78% 10.30% 10.11% Total Risk-Based Capital (Bank) 12.59% 12.57% 12.29% 13.23% 13.77% Tier 1 Leverage Ratio (Company) 7.25% 7.61% 8.38% 8.99% 9.94% Total Risk-Based Capital (Company) 11.53% 11.43% 11.49% 12.65% 12.66% p. 25 (1) See appendix for reconciliation of these non-GAAP financial measures.

HomeStreet

# Selected Balance Sheet and Other Data

| $ Thousands, except per share data | Dec. 31, 2022 | Sep. 30, 2022 | As of: June 30, 2022 | Mar. 31, 2022 | Dec. 31, 2021 |
|---|---|---|---|---|---|
| Loans Held For Sale | $17,327 | $13,787 | $47,314 | $59,150 | $176,131 |
| Loans Held for Investment, net | 7,384,820 | 7,175,881 | 6,722,382 | 5,826,546 | 5,495,726 |
| Allowance for Credit Losses | 41,500 | 37,606 | 37,355 | 37,944 | 47,123 |
| Investment Securities | 1,400,212 | 1,311,941 | 1,237,957 | 1,083,640 | 1,006,691 |
| **Total Assets** | **9,364,760** | **9,072,887** | **8,852,886** | **7,510,894** | **7,204,091** |
| Deposits | 7,451,919 | 6,610,231 | 6,183,299 | 6,270,535 | 6,146,509 |
| Borrowings | 1,016,000 | 1,569,000 | 1,458,000 | 273,000 | 41,000 |
| Long-Term Debt | 224,404 | 224,314 | 224,227 | 224,137 | 126,026 |
| **Total Shareholders' Equity** | **562,147** | **522,789** | **580,767** | **601,231** | **715,339** |
| Other Data: | | | | | |
| Book Value per Share | $30.01 | $29.53 | $31.04 | $32.15 | $35.61 |
| Tangible Book Value per Share[1] | $28.41 | $27.92 | $29.37 | $30.47 | $34.04 |
| Shares Outstanding | 18,730,380 | 18,717,557 | 18,712,789 | 18,700,536 | 20,085,336 |
| Loans to Deposit Ratio | 99.9% | 109.3% | 110.1% | 94.5% | 93.0% |
| Asset Quality: | | | | | |
| ACL to Total Loans[2] | 0.57% | 0.53% | 0.56% | 0.66% | 0.88% |
| ACL to Nonaccrual Loans | 412.7% | 306.6% | 411.3% | 320.3% | 386.2% |
| Nonaccrual Loans to Total Loans | 0.14% | 0.17% | 0.13% | 0.20% | 0.22% |
| Nonperforming Assets to Total Assets | 0.13% | 0.15% | 0.13% | 0.17% | 0.18% |
| Nonperforming Assets | $11,893 | $13,991 | $10,835 | $12,581 | $12,936 |

(1) See appendix for reconciliation of this non-GAAP financial measure.
(2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

p. 26

Loans Held for Investment Balance Trend p. 27 $ Millions Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Non-owner Occupied CRE $658 9% $666 9% $711 11% $699 12% $705 13% Multifamily 3,976 54% 3,924 54% 3,476 51% 2,730 47% 2,415 44% Construction / Land Development 627 8% 590 8% 570 8% 528 9% 496 9% Total CRE Loans $5,261 71% $5,180 71% $4,757 70% $3,957 68% $3,617 66% Owner Occupied CRE $443 6% $432 6% $470 7% $464 8% $458 8% Commercial Business 360 5% 362 5% 394 6% 388 6% 402 7% Total C&I Loans $803 11% $794 11% $864 13% $852 14% $860 15% Single Family $1,009 13% $907 13% $822 12% $759 13% $763 14% Home Equity and Other 353 5% 332 5% 317 5% 296 5% 303 5% Total Consumer Loans $1,362 18% $1,239 18% $1,139 17% $1,055 18% $1,066 19% Total Loans Held for Investment $7,426 100% $7,213 100% $6,760 100% $5,864 100% $5,542 100%

Loan Originations and Advances Trend p. 28 $ Millions Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Non-owner Occupied CRE $- 0% $11 1% $39 3% $23 3% $34 4% Multifamily 188 31% 474 52% 822 63% 371 50% 395 50% Construction / Land Development 186 30% 208 23% 190 14% 175 23% 180 23% Total CRE Loans $375 61% $693 76% $1,051 80% $569 76% $609 77% Owner Occupied CRE $21 3% $11 1% $22 2% $21 3% $27 3% Commercial Business 41 7% 36 4% 61 5% 54 7% 50 6% Total C&I loans $62 10% $47 5% $83 7% $75 10% $77 9% Single Family $129 21% $119 13% $119 9% $70 9% $73 9% Home Equity and Other 46 8% 55 6% 57 4% 33 5% 36 5% Total Consumer loans $175 29% $174 19% $176 13% $103 14% $109 14% Total $612 100% $914 100% $1,310 100% $747 100% $795 100%

Allowance for Credit Losses by Product Type p. 29 $ Thousands Dec. 31, 2022 Sep. 30, 2022 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $2,102 0.32% $2,106 0.32% Multifamily 10,974 0.28% 11,183 0.29% Construction/Land Development Multifamily Construction 998 1.05% 665 1.06% CRE Construction 196 1.03% 160 0.86% Single Family Construction 12,418 3.51% 9,564 2.77% Single Family Construction to Permanent 1,171 0.74% 1,140 0.70% Total CRE Loans 27,859 0.53% 24,818 0.48% Owner Occupied CRE 1,030 0.23% 969 0.23% Commercial Business 3,247 0.91% 3,719 1.04% Total C&I 4,277 0.54% 4,688 0.59% Single Family 5,610 0.62% 4,464 0.56% Home Equity and Other 3,754 1.06% 3,636 1.09% Total Consumer Loans 9,364 0.74% 8,100 0.71% Total Allowance for Credit Losses $41,500 0.57% $37,606 0.53% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Tangible Book Value per Share Shareholders’ Equity $562,147 $522,789 $580,767 $601,231 $715,339 Less: Goodwill and Other Intangibles (29,980) (30,215) (31,219) (31,464) (31,709) Tangible Shareholders’ Equity $532,167 $522,574 $549,548 $569,767 $683,630 Common Shares Outstanding 18,730,380 18,717,557 18,712,789 18,700,536 20,085,336 Computed Amount $28.41 $27.92 $29.37 $30.47 $34.04 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $532,167 $522,574 $549,548 $569,767 $683,630 Tangible Assets Total Assets $9,364,760 $9,072,887 $8,582,886 $7,510,894 $7,204,091 Less: Goodwill and other intangibles (29,980) (30,215) (31,219) (31,464) (31,709) Net $9,334,780 $9,042,672 $8,551,667 $7,479,430 $7,172,382 Ratio 5.7% 5.8% 6.4% 7.6% 9.5% p. 30

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Return on Average Tangible Equity Average Shareholders’ Equity $565,950 $603,278 $603,664 $698,598 $726,014 Less: Average Goodwill and Other Intangibles (30,133) (30,602) (31,380) (31,624) (31,901) Average Tangible Equity $535,817 $572,676 $572,284 $669,974 $694,113 Net Income $8,501 $20,367 $17,721 $19,951 $29,432 Amortization of Core Deposit Intangibles (net of tax) 183 186 191 191 229 Tangible Income Applicable to Shareholders $8,684 $20,553 $17,912 $20,142 $29,661 Ratio 6.4% 14.2% 12.6% 12.2% 17.0% Return on Average Assets Average Assets $9,348,396 $8,899,684 $7,945,298 $7,363,589 $7,356,957 Net Income $8,501 $20,367 $17,721 $19,951 $29,432 Ratio 0.36% 0.91% 0.89% 1.10% 1.59% Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 22.0% 22.0% p. 31

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Efficiency Ratio Noninterest Expense $50,420 $49,889 $50,637 $54,473 $53,971 Adjustments State of Washington Taxes (597) (629) (579) (506) (664) Adjusted Total $49,823 $49,260 $50,058 $53,967 $53,307 Total Revenues Net Interest Income $55,687 $63,018 $60,056 $54,546 $57,084 Noninterest Income $9,677 $13,322 $13,013 $15,558 $28,620 Gain on sale of branches (4,270) Total Revenues $65,364 $72,070 $73,069 $70,104 $85,704 Ratio 76.2% 68.4% 68.5% 77.0% 62.2% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $49,823 $49,260 $50,058 $53,967 $53,307 Less: SFL direct expense* (3,845) (4,922) (7,339) (8,885) (10,006) Net 45,978 44,338 42,719 45,082 43,301 Revenue (per above) $65,364 $72,070 $73,069 $70,104 $85,704 Less: SFL Revenue (3,002) (2,660) (4,393) (6,735) (10,047) Net 62,362 69,410 68,676 63,369 75,657 Ratio 73.7% 63.9% 62.2% 71.1% 57.2% Efficiency Ratio – SFL* 128.1% 185.0% 167.1% 131.9% 99.6% *excludes allocations of indirect expenses p. 32

Non-GAAP Financial Measures (continued) p. 33 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios; and (ii) an efficiency ratio, which is the ratio of noninterest expense to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes, and we believe including them in noninterest expense impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.